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                            THIRD AMENDMENT
                                 TO THE
               PAUL MUELLER COMPANY EMPLOYEE BENEFIT PLAN
                 AMENDED AND RESTATED AS OF MAY 22, 1995

Whereas Article VI of the Paul Mueller Company Employee Benefit Plan (referred to hereafter as the "Plan") provides that the Plan may be amended by resolution of the Trustees in accordance with the provi-sions of the Declaration of Trust, be it resolved that the Plan is amended,as follows:

The Section entitled MEDICAL LIMITATIONS AND EXCLUSIONS of Article III is amended with respect to benefits paid on or after February 1, 1997, as follows:

     The following sentence is added to exclusion 20) "Treatment of conduct or behavioral disorders":

          However, such treatment which has been precertified and approved as medically necessary by the Plan's employee assistance program is covered subject to all other Plan provisions.

IN WITNESS WHEREOF, the Trustees of the PAUL MUELLER COMPANY EMPLOYEE BENEFIT PLAN cause this Third Amendment to be duly executed this 2nd day of June, 1997.

By:   /S/  DONALD E. GOLIK              By:   /S/  GERALD S. MILLER
    --------------------------              --------------------------
    Donald E. Golik - Trustee               Gerald S. Miller - Trustee

By:   /S/  MICHAEL W. YOUNG             By:   /S/  GAIL HENRICHS
    --------------------------              --------------------------
    Michael W. Young - Trustee              Gail Henrichs - Trustee